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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  July 3, 2002


                             ASPEN TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                     0-24786                 04-2739697
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(State or other jurisdiction of        (Commission            (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)


                 Ten Canal Park, Cambridge, Massachusetts 02141
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              (Address of principal executive office and zip code)


                                 (617) 949-1000

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              (Registrant's telephone number, including area code)

                                 --------------


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ITEM 5.  OTHER EVENTS.

     On July 3, 2002, Aspen Technology, Inc. issued a press release announcing preliminary financial results for the fiscal quarter ended June 30, 2002. A copy of the press release is attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired

     Not applicable.

(b)  Pro Forma Financial Information

     Not applicable.

(c)  Exhibits

       EXHIBIT
       NUMBER         DESCRIPTION
       -------        -----------

         99           Press release.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           ASPEN TECHNOLOGY, INC.


Dated:  July 3, 2002                       By: /s/ Lisa W. Zappala
                                              ----------------------------------
                                              Lisa W. Zappala
                                              Senior Vice President and
                                              Chief Financial Officer